THIRD AMENDMENT


                    THIRD AMENDMENT, dated as of December 2, 1994 (this "Third Amendment"), to the Senior Secured Note Purchase Agreement, dated as of March 27, 1992, as previously amended (the "Note Purchase Agreement"), among Chicago and North Western Railway Company (formerly Chicago and North Western Transportation Company) (the "Issuer"), Chicago and North Western Transportation Company (formerly Chicago and North Western Holdings Corp.) ("Holdings"; together with the Issuer, the "Companies") and the Purchasers named therein.


                                W I T N E S S E T H :


                    WHEREAS, the Companies have requested that the Purchasers and the Lenders amend the Note Purchase Agreement and the Credit Agreement in the manner hereinafter set forth;

                    WHEREAS, the undersigned Purchasers are willing to accede to the request of the Companies, upon the terms and subject to the conditions set forth herein;

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

                    SECTION I.  Defined Terms.

                    Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein are so used as so defined.

                    SECTION II.  Amendment to Article IX.

                    Section 9.07 is hereby amended (a) by the deletion of "and" immediately prior to clause (h) and (b) by the insertion of the following new clause immediately after clause (h):

                    "and (i) sales of assets not otherwise
                    permitted by any of the foregoing clauses, provided that all assets sold pursuant to this cause (i) shall be sold for consideration not less than fair market value and the aggregate fair market value of all assets sold pursuant to this clause (i) shall not exceed $5,000,000 in any twelve-month period;"

                    SECTION III.  Effectiveness.

                    The Third Amendment shall become effective on and as of the date that the required Creditors (as defined in the Intercreditor Agreement) shall have evidenced their consent to the terms hereof by executing this Third Amendment and the Amendment to the Credit Agreement, substantially in the form of Exhibit A hereto (the "Credit Agreement Amendment").

                    SECTION IV.  Consent.

                    The Purchasers hereby consent to and approve the Credit Agreement Amendment substantially in the form of Exhibit A hereto.

                    SECTION V.  Representations and Warranties.

                    After giving effect to the amendments contained herein, each Company hereby confirms, reaffirms and restates (a) as of the effective date of the Third Amendment, there exists no Defaults or Event of Default; (b) the representations and warranties of such Company set forth in Article II of the Note Purchase Agreement, except to the extent such representations and warranties expressly relate to an earlier date and except that it is understood that Chicago and North Western Railway Company is the surviving corporation of mergers of CNW, Chicago and North Western Transportation Company and Acquisition Corp. and Chicago and North Western Transportation Company is the successor to Holdings; and (c) as of the effective date of the Third Amendment, each of the Companies and each other subsidiary of Holdings that is a party to any Note Document is in compliance with all of the terms and provisions set forth in the Note Purchase Agreement and in each other Note Document on its part to be observed or performed.

                    SECTION VI.  Miscellaneous.

                    1. Limited Effect. Except as expressly amended or modified by this Third Amendment, all of the provisions and covenants of the Note Purchase Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof.

                    2. Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    3. Governing Law. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and first year written.


                                        CHICAGO AND NORTH WESTERN
                                        RAILWAY COMPANY,

                                          by
                                            /s/ John E. Voldseth
                                            Name:  J. E. Voldseth
                                            Title: Vice President-Finance


                                        CHICAGO AND NORTH WESTERN
                                        TRANSPORTATION COMPANY,

                                          by
                                            /s/ John E. Voldseth
                                            Name:  J. E. Voldseth
                                            Title: Vice President-Finance


                                        PURCHASERS:

                                        AIG LIFE INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        AMERICAN CENTURION LIFE AND
                                        ACCIDENT ASSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        AMERICAN ENTERPRISE LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:

                                        AMERICAN INTERNATIONAL LIFE
                                        ASSURANCE COMPANY OF NEW YORK,

                                          by

                                            Name:
                                            Title:


                                        AMERICAN LIFE & CASUALTY
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:

                                          by

                                            Name:
                                            Title:


                                        AMERICAN MANUFACTURERS MUTUAL
                                        INSURANCE COMPANY,

                                          by
                                            /s/ F. Collechia
                                            Name:  F. Collechia
                                            Title: Authorized Signatory

                                          by
                                            /s/ H. E. Guenther
                                            Name:  H. E. Guenther
                                            Title: Authorized Signatory


                                        ANEX LIFE ASSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:

                                        BANKERS UNITED LIFE ASSURANCE
                                        COMPANY, as to successor to
                                        General Service Life Insurance
                                        Company,

                                          by

                                            Name:
                                            Title:


                                        CENTRAL LIFE ASSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY,
                                          This entity is either the
                                          registered owner of one or more
                                          of the securities pertaining
                                          hereto or is a beneficial owner
                                          of one or more of such securities
                                          owned by and registered in the
                                          name of a nominee for that
                                          entity.

                                        by CIGNA INVESTMENTS, INC.

                                          by
                                            /s/ Stephen A. Osborn
                                            Name:  Stephen A. Osborn
                                            Title: Managing Director


                                        ELITE AND COMPANY,

                                          by

                                            Name:
                                            Title:

                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES,

                                          by

                                            Name:
                                            Title:


                                        EQUITABLE LIFE INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        FARM BUREAU LIFE INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        FBL INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        FEDERAL KEMPER LIFE ASSURANCE
                                        COMPANY,

                                          by
                                            /s/ F. Collecchia
                                            Name:  F. Collecchia
                                            Title: Authorized Signatory

                                          by
                                            /s/ H. E. Guenther
                                            Name:  H. E. Guenther
                                            Title: Authorized Signatory

                                        FIRST AUSA LIFE INSURANCE
                                        COMPANY

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: VP & Asst. Secretary


                                        GENERAL AMERICAN LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        IDS LIFE INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        IDS LIFE INSURANCE COMPANY OF
                                        NEW YORK,

                                          by

                                            Name:
                                            Title:


                                        INTERNATIONAL LIFE INVESTORS
                                        INSURANCE COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: VP & Asst. Secretary


                                        JACKSON NATIONAL LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ John A. Knutson
                                            Name:  John A. Knutson
                                            Title: Chief Operating Officer

                                        KEMPER INVESTORS LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ F. Collecchia
                                            Name:  F. Collecchia
                                            Title: Authorized Signatory

                                          by
                                            /s/ H. E. Guenther
                                            Name:  H. E. Guenther
                                            Title: Authorized Signatory


                                        LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA,
                                          This entity is either the
                                          registered owner of one or more
                                          of the securities pertaining
                                          hereto or is a beneficial owner
                                          of one or more of such securities
                                          owned by and registered in the
                                          name of a nominee for that
                                          entity.


                                        by CIGNA INVESTMENTS, INC.,

                                          by
                                            /s/ Stephen A. Osborn
                                            Name:  Stephen A. Osborn
                                            Title: Managing Director


                                        MERRILL LYNCH LIFE INSURANCE
                                        COMPANY,

                                          by

                                            Name:
                                            Title:


                                        MONUMENTAL LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: VP & Asst. Secretary

                                        NEW ENGLAND MUTUAL LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        THE NORTH ATLANTIC LIFE
                                        INSURANCE COMPANY OF AMERICA,

                                          by

                                            Name:
                                            Title:


                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ J. Thomas Christofferson
                                            Name:  J. Thomas Christofferson
                                            Title: Vice President


                                        NORTHWESTERN NATIONAL LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        PFL LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: VP & Asst. Secretary


                                        ST. LOUIS REINSURANCE CO.,

                                          by

                                            Name:
                                            Title:

                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA,

                                          by
                                            /s/ John N. Whelihan
                                            Name:  John N. Whelihan
                                            Title: Assistant Vice President
                                                   -For President

                                          by
                                            /s/ Jeffrey J. Skerry
                                            Name:  Jeffrey J. Skerry
                                            Title: Assistant Counsel
                                                   -For Secretary


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.),

                                          by
                                            /s/ L. Brock Thomson
                                            Name:  L. Brock Thomson
                                            Title: Treasurer


                                        TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA,

                                          by

                                            Name:
                                            Title:


                                        THE TRAVELERS INDEMNITY COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer


                                        THE TRAVELERS INSURANCE COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer

                                        THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer


                                        UNITED PACIFIC LIFE INSURANCE
                                        COMPANY,

                                          by

                                            Name:
                                            Title:


                                        UNITED PRESIDENTIAL LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:

                                                                  EXHIBIT A



          Amendment dated as of December 2, 1994, to the Credit Agreement dated as of March 27, 1992, as previously amended (the "Credit Agreement"), among Chicago and North Western Railway Company (as successor to Chicago and North Western Transportation Company), a Delaware corporation (the "Borrower"), Chicago and North Western Transportation Company (as successor to Chicago and North Western Holdings Corp.), a Delaware corporation ("Holdings"), the financial institutions party thereto as lenders (the "Lenders"), Bank of Montreal, a Canadian banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), the Co-Agents named therein and Chemical Bank, as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Agent").